UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

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IMH SECURED LOAN FUND, LLC
(Name of Registrant as Specified in Its Charter)

THE COMMITTEE TO PROTECT IMH SECURED LOAN FUND
LGM CAPITAL PARTNERS LLC
G. LOUIS GRAZIADIO III
WILLIAM R. LANG
TODD A. MIKLES
RONALD TUCEK
CLIFF RATLIFF
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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The following are presentation materials that The Committee to Protect IMH Secured Loan Fund intends to use in connection with discussions with broker-dealers and other third parties who have an interest in the transactions contemplated by IMH’s consent solicitation:

COMMITTEE TO PROTECT
IMH SECURED LOAN FUND

TALKING POINTS FOR USE WITH
BROKER/DEALERS
May 20, 2010

2
THE COMMITTEE TO PROTECT IMH SECURED LOAN
FUND OPPOSES THE TRANSACTIONS PROPOSED BY
THE CURRENT MANAGER
 THE CURRENT MANAGER OF THE FUND IS SEEKING APPROVAL FOR THE
FOLLOWING TRANSACTIONS:
 ■ CONVERT IMH SECURED LOAN FUND INTO A NEW DELAWARE CORPORATION
 NAMED IMH FINANCIAL CORPORATION; AND
 ■ USE THE NEW CORPORATION TO BUY OUT THE CURRENT MANAGER AND AN
 AFFILIATED ENTITY
 THE COMMITTEE BELIEVES THE PROPOSED TRANSACTIONS ARE NOT IN
 THE BEST INTEREST OF THE INVESTORS
 THE COMMITTEE INTENDS TO SOLICIT CONSENTS FROM THE FUND’S
MEMBERS TO:
 ■ REVOKE ANY CONSENTS PREVIOUSLY SUBMITTED IN FAVOR OF THE CURRENT
 MANAGER’S PROPOSED TRANSACTIONS; AND
 ■ REPLACE THE CURRENT MANAGER WITH LGM CAPITAL PARTNERS, LLC
 THE COMMITTEE IS COMPRISED OF LGM CAPITAL PARTNERS, LLC, A
LIMITED LIABILITY COMPANY FORMED BY G. LOUIS GRAZIADIO III, TODD A.
MIKLES AND WILLIAM R. LANG, AS WELL AS TWO CURRENT MEMBERS OF
THE FUND. MESSRS. GRAZIADIO, MIKLES AND LANG ARE HIGHLY
QUALIFIED AND EXPERIENCED FINANCE AND REAL ESTATE
PROFESSIONALS

3
THE CURRENT MANAGER’S OPERATION OF THE FUND
HAS RESULTED IN A SIGNIFICANT DECREASE IN THE
VALUE OF THE FUND AND YOUR CLIENT’S INVESTED
EQUITY
■THE FUND WAS ORIGINALLY SOLD TO INVESTORS AS A
VEHICLE TO MAKE FIRST TRUST DEED LOANS ON REAL
ESTATE.
 ■ LOANS UNDERWRITTEN BY THE CURRENT MANAGER
 AND CARRIED ON THE FUND’S BOOKS HAVE A 97.7%
 DEFAULT RATE AS OF DECEMBER 31, 2009 - HOW DO
 YOU REALISTICALLY EXPLAIN THIS TO YOUR CLIENT? [p.
 54 2009 Form 10-K Amend. No. 1]
 ■ MEMBERS’ EQUITY IN THE FUND HAS FALLEN FROM $730
 MILLION AT INCEPTION TO $322 MILLION IN AT YEAR END
 2009 - LESS THAN HALF! ! [p. F-5 2009 Form 10-K Amend. No. 1]
 ■ THE FUND’S CASH HAS DECREASED FROM $73.6 MILLION
 IN 2007 TO LESS THAN $1 MILLION AT YEAR END 2009 [p. F-6
 2009 Form 10-K Amend. No. 1]

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THE COMMITTEE BELIEVES THE CURRENT MANAGER’S
PROPOSED TRANSACTIONS ARE SELF-INTERESTED…
 THE TRANSACTIONS ALLOW THE CURRENT MANAGER -- WITHOUT ANY NEW
INVESTMENT -- TO LIQUIDATE IT’S ENTITY FOR AS MUCH AS $17.9 MILLION - WHY
SHOULD YOUR CLIENT CONSENT TO PURCHASE OF THE MANAGER AND ITS
LIABILTIES?
 THE FUND HAS NO INDEPENDENT DIRECTORS; THESE TRANSACTIONS WERE NOT
NEGOTIATED AT ARM’S LENGTH - HOW IS THIS FAIR?
 ■ AFTER THESE TRANSACTIONS, THE PRINCIPALS OF THE CURRENT MANAGER
 WILL OWN APPROXIMATELY 4.9% OF THE SHARES IN THE NEW CORPORATION
 WHICH THE CURRENT MANAGER BELIEVES WILL BE WORTH $17.9 MILLION - WHY
 IS THE MANAGER BEING REWARDED FOR SUCH POOR PERFORMANCE? [p. 290 of
 Consent Solicitation]
 ■ SUBSTANTIAL DOUBT HAS BEEN RAISED ABOUT THE MANAGER’S ABILITY TO
 CONTINUE AS A “GOING CONCERN” - HOW CAN YOU RECOMMEND YOUR CLIENT
 BUY THE MANAGER FOR $17.9 MILLION KNOWING THIS? [2008 Form 10K pg35; 2009
 Form 10K Notes to Financials pg F-10]
 ■ THE EXECUTIVES OF THE CURRENT MANAGER WILL BE HIRING THEMSELVES AS
 EXECUTIVES IN THE NEW CORPORATION WITH UNDICLOSED SALARIES AND
 UNSPECIFIED STOCK INCENTIVES - WILL YOU RECOMMEND THAT YOUR CLIENT
 AGREE TO THIS WITHOUT EVEN KNOWING THE COST? [p. 150 of Consent
 Solicitation]
 ■ DIRECTORS YET TO BE NAMED WILL DETERMINE THE EXECUTIVES (FORMER
 MANAGERS) COMPENSATION

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. . . AND DAMAGING TO THE FUND’S INVESTORS
 ■ BY DECLARING THAT THE TRANSACTIONS DO NOT CONSTITUTE A “ROLL-UP”, THE
 CURRENT MANAGER IS DENYING INVESTORS INDEPENDENT APPRAISAL RIGHTS
 AVAILABLE UNDER THE FUND’S OPERATING AGREEMENT - CAN YOU ADVISE
 YOUR CLIENT THAT THIS IS FAIR? [p. 17 of Consent Solicitation]
 ■ THE CURRENT MANAGER INTENDS TO COMMENCE AN INITIAL PUBLIC OFFERING
 FOR THE NEW CORPORATION’S SHARES - GIVEN THIS MANAGER’S TRACK
 RECORD AND THE CURRENT MARKET ENVIRONMENT, IT IS QUESTIONABLE AN
 IPO WILL BE SUCCESSFUL OR WELL RECEIVED - WHERE WILL THIS LEAVE YOUR
 CLIENT’S INVESTMENT? [p. 49 of Consent Solicitation]
 ■ ANY IPO WILL RESULT IN THE DILUTION OF EXISTING INVESTORS’ INTERESTS BY
 AN UNDETERMINED AMOUNT AND WILL ALLOW THE CURRENT MANAGER TO
 CONTINUE ITS FLAWED BUSINESS STRATEGY - HOW IS FAILED PERFORMANCE
 FOLLOWED BY DILUTION IN YOUR CLIENT’S BEST INTEREST? [p. 55 of Consent Solicitation]
 ■ IF THESE TRANSACTIONS ARE CONSUMMATED, THE CURRENT MANAGER
 INTENDS TO HAVE THE FUND MAKE A TAX ELECTION TO REDUCE THE TAX BASIS
 OF THOSE SHARES RECEIVED, RESULTING IN THE INABILITY OF THE MEMBERS
 TO DIRECTLY REALIZE THEIR PORTION OF THE FUND’S LOSS THAT WOULD
 OTHERWISE PASS THROUGH TO THE INVESTORS - AS IF LOSING YOUR CLIENT’S
 INVESTMENT WAS NOT ENOUGH, NOW THE MANAGER WANTS TAKE YOUR
 CLIENT’S TAX WRITE-OFF TOO? [p. 153 of Consent Solicitation]

6
WHILE THE FUND LOST MORE THAN $400 MILLION IN VALUE
THE CURRENT MANAGER WAS PAID IN EXCESS OF
$93 MILLION, AND NOW THEY DEMAND EVEN MORE
 THE CURRENT MANAGER HAS RECEIVED MORE THAN $93,000,000 IN FEES
SINCE 2005 AND MORE THAN $63,000,000 SINCE 2007 - HAVE THEY NOT
BEEN PAID ENOUGH? [p. 63 of 2009 Form 10-K Amend. No. 1, p.38 2008 Form
10-K, p. F-16 Form 10-12G]
 IF YOU DO NOT APPROVE THEIR PROPOSALS, THE CURRENT MANAGER
HAS THREATENED TO QUIT UNLESS IT IS PAID HEDGE FUND-LIKE FEES
WHICH INCLUDE A 20% PARTICIPATION BONUS - ISN’T YOUR CLIENT
BETTER OFF APPOINTING A NEW MANAGER? [p. F-11 of Consent
Solicitation]
 BUT WHAT ARE YOU PAYING FOR?
 ■ THE CURRENT MANAGER CLAIMS EXPERIENCE AS A LOAN ORIGINATOR, NOTWITHSTANDING
 THE FACT THAT THEY HAVE A 97% DEFAULT RATE AND HAVE LOST $400 MILLION TO DATE
 ■ THE CURRENT MANAGER IS NOT A HEDGE FUND MANAGER AND SHOULD NOT BE
 COMPENSATED AS SUCH
 ■ THE CURRENT MANAGER OPENLY ADMITS THAT IT HAS NO LOAN WORKOUT TEAM AND ONLY
 LIMITED KNOWLEDGE OF MANAGING AND DEVELOPING REAL ESTATE
 ■ THE FUND CANNOT LOAN ITS WAY OUT OF THIS CRISIS AND IS IN DESPERATE NEED OF A
 WELL RESOURCED MANAGER, HAVING SIGNIFICANT EXPERIENCE AND EXPERTISE IN LOAN
 WORKOUTS, ASSET MANAGEMENT AND REAL ESTATE DEVELOPMENT

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WE THINK YOU SHOULD ASK YOURSELF
THESE QUESTIONS:
 CONSIDERING THE CURRENT MANAGER’S POOR TRACK
RECORD IN MANAGING THE FUND'S ASSETS - WHY WOULD
YOU CONTINUE TO EMPLOY THE CURRENT MANAGER?
 WHY SHOULD INVESTORS REWARD THE CURRENT
MANAGER WITH A $17,900,000 BONUS FOR LOSING OVER
HALF OF THE FUNDS EQUITY WHILE REWARDING
THEMSELVES WITH OVER $93,000,000 IN LOAN FEES?
 WHY WOULD AN IPO OF THIS COMPANY BE SUCCESSFUL
IN THIS MARKET ENVIROMENT AND WITH A MANGEMENT
TEAM WITH THIS TRACK RECORD
 IN THE COMMITTEE’S VIEW, THE CURRENT MANAGER
SHOULD NOT BE REWARDED, IT SHOULD BE REPLACED

8
THERE IS AN ALTERNATIVE - REPLACE THE CURRENT
MANAGER WITH LGM CAPITAL PARTNERS AND IMPLEMENT A
THREE-STAGE BUSINESS STRATEGY TO MAXIMIZE VALUE
■ Asset Stabilization - As of December 31, 2009, 97.7% of the loans originated by the current manager were in default. With virtually all of the
Fund’s loans in default, LGM will first conduct an asset-by-asset evaluation of the Fund’s portfolio, which may include inspecting collateral, meetings with individual borrowers and guarantors and reviewing the regulatory, engineering, construction and marketing status of specific properties.
 Through this process, LGM will make assessments of the likelihood of recovery on defaulted loans and the likely timetable to achieve each recovery.
LGM will identify which loans can be modified into performing status or analyze alternatives to minimize losses and promote recoveries on those loans which are not suitable for restructuring. Loan restructurings will facilitate borrowers’ resumption of interest payments and maximize cash flow to the
Fund.
 Further, and subject to the completion of satisfactory due diligence,
LGM intends to provide a $5,000,000, low interest, bridge loan to the
Fund, which may be used to pay expenses associated with the
stabilization of the Fund’s assets.

THERE IS AN ALTERNATIVE - REPLACE THE CURRENT
MANAGER WITH LGM CAPITAL PARTNERS AND IMPLEMENT A
THREE-STAGE BUSINESS STRATEGY TO MAXIMIZE VALUE
■Strategic Management - LGM intends to manage the Fund’s assets proactively with the primary objective of preserving and enhancing value through effective hands-on management and strategic repositioning of the
Fund’s assets. LGM plans to generate revenue for the Fund from three sources: (i) interest payments and fees on performing loans; (ii) income from strategic management of non-performing loans and real estate owned; and
(iii) income derived from joint ventures with outside developers in an effort to turn non-performing assets into performing assets.  We believe this will position us to recommence distributions to the Fund’s investors.
■ Increasing Equity and Cash Flow - LGM will continually assess, develop and implement appropriate strategies with the goal of resuming distribution payments to the members of the Fund, which strategies may include capitalizing on undervalued assets and seeking opportunities to originate low leverage first mortgage loans on commercial, industrial, multi-family and special purpose properties. LGM plans to generate cash flow from interest and fees on performing loans, strategic management of non-performing assets and joint venture income.

10
LGM CAPITAL PARTNERS HAS THE KNOWLEDGE AND
EXPERIENCE TO CARRY OUT ITS STRATEGY
FOR THE BENEFIT OF ALL INVESTORS
 THE MEMBERS OF LGM COLLECTIVELY HAVE OVER 75 YEARS OF
BROAD-BASED REAL ESTATE AND FINANCIAL EXPERIENCE,
INCLUDING ALL ASPECTS OF REAL ESTATE WORK-OUTS
 THE FUND REQUIRES THE FOLLOWING QUALIFICATIONS OF ITS
MANAGER:
 ■ RESTRUCTURING MORTGAGE TERMS
 ■ MAXIMIZING CASH FLOW FROM UNDERPERFORMING LOANS
 ■ ENTITLING AND DEVELOPING RAW LAND
 ■ MAXIMIZING REAL ESTATE ASSET VALUE THROUGH STRATEGIC
 REPOSITIONING
 ■ TURNAROUND EXPERIENCE
 ■ CAPITAL MARKETS, IPO AND M&A EXPERIENCE
 LGM’S MEMBERS ARE EXPERIENCED FINANCIAL AND REAL ESTATE
PROFESSIONALS MEETING ALL THESE QUALIFICATIONS AND MORE.

11
LGM CAPITAL PARTNERS HAS THE KNOWLEDGE AND
EXPERIENCE TO CARRY OUT ITS STRATEGY
FOR THE BENEFIT OF ALL INVESTORS
 LGM IS LED BY G. LOUIS GRAZIADIO, A FORMER DIRECTOR OF IMPERIAL
BANCORP WITH OVER 39 YEARS OF EXPERIENCE IN THE FINANCIAL
SERVICES, REAL ESTATE AND DEVELOPMENT AND CONSTRUCTION
INDUSTRIES - MR. GRAZIADIO HAS MANAGED THE TURNAROUND OF
TROUBLED COMPANIES AND REAL ESTATE PROJECTS
 WILLIAM LANG IS A CPA WITH 25 YEARS OF EXPERIENCE IN FINANCIAL
SERVCIES, REAL ESTATE AND DEVELOPMENT, BUSINESS COMBINATIONS,
MERGERS AND ACQUISITIONS, DIVESTITURES, REORGANIZATIONS AND ROLL-
UPS, AND DISTRESSED ASSETS MANAGEMENT
 TODD A. MIKLES IS THE CEO OF SOVEREIGN CAPITAL MANAGEMENT, INC., A
SAN DIEGO BASED REAL ESTATE INVESTMENT COMPANY THAT OPERATES
PROPERTIES ACROSS THE UNITED STATES AND HAS EXPERIENCE WITH
STRATEGIC MANAGEMENT OF ASSETS AND PROVEN WORKOUT STRATEGIES
OF TROUBLED ASSETS
 IN ADDITION, LGM’S FEE STRUCTURE WILL BE MORE ALIGNED WITH THE
SUCCESS OF THE FUND THAN THAT PROPOSED BY THE CURRENT MANAGER,
AS DEMONSTRATED ON THE FOLLOWING SLIDE

HOW DOES THE MANAGEMENT FEE STRUCTURE PROPOSED
BY THE COMMITTEE DIFFER FROM THAT CURRENTLY IN
PLACE?
 Mortgage Holdings has indicated that if the Conversion Transactions do not go forward, it may resign unless its management fee structure is changed to an asset management fee of 1.5% to
2.0% of the cost basis of the Fund’s total assets under management, and a carried interest fee of
20% of net earnings over a “to be specified” hurdle rate.
 The Committee is offering you the opportunity to replace Mortgage Holdings with a new manager,
LGM, who will work for you under a fee structure that is more aligned with the success of the Fund.
The Committee is proposing an asset management fee of 2% of the audited year end book value of the Fund’s assets. The Committee is not seeking the 20% carried interest that Mortgage Holdings intends to seek.
 Under the Committee’s proposal, as the book value of the Fund’s assets increase or decrease, the fees payable to LGM will increase or decrease proportionately, thus aligning the interests of the
Fund, the Fund’s members and LGM. In contrast, under the fee structure that Mortgage Holdings intends to seek if the Conversion Transactions are not approved, fees payable by the Fund to
Mortgage Holdings would not increase or decrease proportionately with the book value of the Fund’s assets.
 By way of comparison, on December 31, 2009 the Fund would have paid Mortgage Holdings an asset management fee of between $8,083,095 and $10,777,460 under its proposed fee structure for the fiscal year ending on that date, whereas the Fund would have paid LGM an asset management fee of only $6,755,920 under the Committee’s proposed fee structure. In addition, the Committee’s proposal would eliminate any payment to the manager of 25% of certain late fees, penalties or net proceeds from the sales of foreclosed assets as currently allowed to Mortgage Holdings.

13
WHAT DO INVESTORS NEED TO DO NOW?
 YOUR CLIENTS DESERVE THE OPPORTUNITY TO REVIEW THE
COMMITTEE’S SOLICITATION MATERIALS AND DECIDE FOR
THEMSELVES WHO WILL BEST SERVE THEIR INTERESTS
 THE COMMITTEE STRONGLY URGES YOU TO ADVISE YOUR
CLIENTS NOT TO RESPOND TO ANY SOLICITATION MADE BY
THE FUND, THE CURRENT MANAGER, OR THEIR SOLICITORS
AND NOT TO RETURN A CONSENT CARD APPROVING THE
FUND’S PROPOSALS
 SOON YOU WILL BE RECEIVING THE COMMITTEE’S CONSENT
SOLICITATION STATEMENT AND BLUE CONSENT CARD ON
BEHALF OF YOUR CLIENTS. TO HAVE THEIR VOTES COUNTED
FOR THE COMMITTEE’S PROPOSALS, YOUR CLIENTS WILL
NEED TO INSTRUCT YOU TO COMPLETE AND RETURN THE
BLUE CONSENT CARD

 The Committee to Protect IMH Secured Loan Fund intends to make a preliminary filing with the
Securities and Exchange Commission of a consent solicitation statement and accompanying consent card to be used to solicit (a) consent revocations from the members of IMH Secured Loan
Fund, LLC, with respect to the conversion transactions proposed by the Fund and its current manager and (b) consents from the Fund’s members in support of the removal and replacement of the current manager, Investors Mortgage Holdings Inc., with LGM Capital Partners LLC or its affiliate, as the new manager of the Fund.
 THE COMMITTEE STRONGLY ADVISES ALL MEMBERS OF THE FUND TO READ THE
CONSENT SOLICITATION STATEMENT WHEN IT IS AVAILABLE BECAUSE IT WILL CONTAIN
IMPORTANT INFORMATION. SUCH CONSENT SOLICITATION STATEMENT WILL BE
AVAILABLE AT NO CHARGE ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. IN
ADDITION, THE PARTICIPANTS IN THE SOLICITATION WILL PROVIDE COPIES OF THE
PROXY STATEMENT WITHOUT CHARGE UPON REQUEST. REQUESTS FOR COPIES
SHOULD BE DIRECTED TO:
 Innisfree M&A Incorporated
Toll Free: 1-888-750-5834
Banks and Brokerage Firms Call Collect: 1-212-750-5833
 The participants in the consent solicitation are expected to be LGM Capital Partners LLC, a
Delaware limited liability company, and LGM Capital Partners LLC’s members, G. Louis Graziadio
III, William R. Lang and Todd A. Mikles, as well as two members of the Fund, Ronald Tucek and
Cliff Ratliff. None of the participants has any direct or indirect interests in the matters to be acted upon pursuant to the consent solicitation other than as a member of the Fund or with respect to the proposal to elect and admit LGM Capital Partners LLC or its affiliate as the new manager of the
Fund. As of the date hereof, participants collectively own an aggregate of 25 membership units of the Fund, consisting of the following: (1) 20 membership units held by Ronald Tucek, of which LGM
Capital Partners LLC owns the economic and beneficial ownership interest in 1 membership unit and (2) 5 membership units held by Cliff Ratliff. More information about the participants and their interests will be set forth in the preliminary consent solicitation statement that will be filed by the
Committee with the Securities and Exchange Commission.
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